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                  SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

           __________________________________________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 31, 1996
                                                   -------------

                    FirstFed Financial Corp.
     (Exact name of registrant as specified in its charter)


    Delaware                        1-9566                 95-4087449
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(State of Incorporation)    (Commission File No.)        (IRS Employer
                                                       Identification No.)

401 Wilshire Boulevard, Santa Monica, California,         90401-1490
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (310) 319-6000
                                                        ---------------
Total number of pages is 2.



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Item 5.  Other Events.
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     On July 31, 1996, William S. Mortensen, Chairman of the
Board and Chief Executive Officer of the registrant, FirstFed Financial Corp., and its wholly owned subsidiary First Federal Bank of California, announced that he would be retiring as Chief Executive Officer of the Registrant and the Bank effective January 31, 1997. He will continue as Chairman of the Board.




                       S I G N A T U R E S
                       -------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRSTFED FINANCIAL CORP.




Dated:    July 31, 1996            By: ________________________
                                        Babette E. Heimbuch
                                        President and
                                        Chief Operating Officer